UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

FLUX POWER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 10, 2019, Flux Power Holdings, Inc. (the “Company”) issued a press release reporting, among other things, limited financial and operational information relating its fiscal year 2019 third quarter ended March 31, 2019, and provided certain forward-looking performance estimates. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The projections constituting the performance estimates included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption "Forward-Looking Statements."

The information disclosed under Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated May 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: May 13, 2019	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

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